March 11, 1998


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549


                                            File No. 811-03758
                                            CIK No. 0000720498

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Semi-annual Report to shareholders of the Matrix/LMH Value Fund series of the Registrant for the six month period ended December 31, 1997.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,

/s/
Robert H. Wadsworth

                              Semi - Annual Report




                             Matrix/LMH Value Fund

















                                December 31, 1997






                                560 Hudson Street
                          Hackensack, New Jersey 07601

                             Matrix/LMH Value Fund

                                                               February 27, 1998

     Dear Fellow Shareholder:

         We are happy to report on the progress of our Matrix/LMH Value Fund.

         The Fund continues to report very positive returns. Over the past 12 months the Fund had a total return of 17.9%; in the 18 months since Matrix has assumed its management, the Fund has posted a 29.4% gain. This growth is well above the historic average rates achieved by the Fund.

         These gains have enabled the Fund to reach a new all-time high Net Asset Value of $30.86.

         Assets under management have grown by more than 35% since Matrix's involvement with the Fund. Furthermore, the Fund's expense ratio has declined to 1.35%. This is a significant reduction from the expense ratio of the past five years, and more importantly, is below the industry average. This number is especially impressive given the modest size of the Fund. As the Fund continues to grow, we expect further reductions in its expense ratio.

         Finally, while the Fund has had significant gains during the past 18 months, these gains have not resulted in any capital gains tax burden during either 1996 or 1997. This is because we have been utilizing the Fund's Tax Loss Carryforward. A remaining Tax Loss Carryforward of $215,973 is available to offset 1998 capital gains.

         In summary, we are confident that the Fund is well-positioned to grow as well as to protect capital in more turbulent environments. An in-depth discussion regarding the Fund's portfolio and its performance follows in the Capital Market Commentary section of this report.

         One of our major undertakings as the Fund's manager has been to increase the distribution of the Fund, and access by shareholders and prospective shareholders to Fund information. Highlights of this effort include:

         o Incorporating the Fund into the Schwab One Source program. This means that the Fund can be purchased at no expense to the shareholder through Charles Schwab & Company.

         o Facilitating the purchase of the Fund through many major and regional broker firms.

         o Creating a web site, which is now on-line, and which will provide shareholders as well as other interested parties with our daily Net Asset Value, information about the Fund's holdings, timely portfolio updates and information about Matrix, the Fund's manager. Our web site address is http:/www.MatrixLMH.com.

         Finally, we have acted to maintain the quality of the Fund's Board of Directors. We have been fortunate to attract T. Michael Tucker and Larry D. Kieszek to the Board. Their contributions to the Board have been most helpful, as has been their strong support.

                             Matrix/LMH Value Fund

         Following this letter and our Capital Market Commentary, we have included some thoughts on investing. This period we revisit volatility, talk about investment expectations and expand on the subject of market turmoil in Asia.

         We welcome any thoughts or comments on the enclosed report. If you have any questions, please feel free to call us at 1-800-366-6223 or E-mail to www.Matrix444@aol.com. We certainly intend to maintain and, hopefully, enhance our relationship with you in 1998. We wish you all the best for the New Year, especially health, contentment, and while we're at it, a good year in the markets.

         Best regards.

                                   Sincerely,

                                       /s/
                               David A. Katz, CFA
                            Chief Investment Officer

                             Matrix/LMH Value Fund

     CAPITAL MARKET COMMENTARY -- 1997 IN REVIEW
--------------------------------------------------------------------------------

     Overview

         Nineteen Ninety Seven was an historic year for equity markets -- the first time this century that equity markets had increased by 20% or more for a third consecutive year. This unprecedented ebullience is clearly related to an equally impressive economy, corporate earnings generally remain robust, the budget deficit has disappeared and inflation remains low. In this environment, the stock market has continued to attract huge inflows of cash.

         The tremendous disruptions in Asian currency and equity markets that first began in July have also produced a dramatic international "flight to quality" inflow to U.S. Treasuries (and, to a lesser extent, U.S. equities). This, coupled with very tame inflation numbers, resulted in an impressive bond market rally, with a corresponding decline in interest rates to as low as 5.75% for the 30-Year Treasury bond at year end.

     Year End Portfolio Review

         The Fund's holdings performed well in 1997, consistent with the broader market and other professional investment managers, though below the large capitalization indices such as the S&P 500. Several stocks had truly dramatic performance, with strong returns posted over short periods of time, such as APL Ltd., Canandaigua Brands, Mylan Labs and Telxon Corp. Attractive showings were also realized in financial stocks such as John Alden Financial, J.P. Morgan and Mellon Bank. Other impressive performers included American Greetings, BancTec, Bell Atlantic Corp., Brinker International, Bristol-Myers Squibb, Carmike Cinemas, Dynatech Corp., and Electronic Data Systems.

         John  H.  Harland,   O'Sullivan  Industries  and  Reebok  International
         suffered reversals during 1997 and gave back much of their previous impressive gains from 1996. This was unusual, as our recovering companies typically appreciate past our fair value sale targets before experiencing any major setbacks. Since our founding, about-faces of this type have been very rare, and we do not expect to see many such occurrences in the future. Moreover, we believe that all of these adversely-effected companies will recover to their prior levels in upcoming periods.

         Because many of our stocks reached fair value last year, we had an unusually high amount of turnover during 1997. The result was the acquisition of a fair number of "loaded laggards" -- companies waiting to work through short-term issues and return to fair market value. Examples of these include Eastman Kodak, Lone Star Steakhouse & Saloon, and Tupperware.

         As in the past, our results were not attributable to a bet on a particular sector or certain "hot" stocks. We therefore continue to believe that our portfolio companies will, on balance, perform better than the market during choppier times.

         Three positions, APL Limited, Carter-Wallace and Dynatech Corp., benefited form takeovers or buyout offers during 1997. Several other companies loom as attractive takeover possibilities for 1998, including Allergan

                             Matrix/LMH Value Fund

         Inc., Circus Circus Enterprises, Eskimo Pie, Frontier Corp., Mellon Bank, Pharmacia & Upjohn, SpaceLabs Medical and US Surgical.

     Our Fearless Forecast for 1998

         While we certainly resist the idea that our favorite economic conditions are permanent and never changing, we do not foresee the economy significantly faltering in 1998. Inflation will not be an issue. If anything, there will be greater deflationary concerns stemming from cheap exports from Asia flooding the world. We do not believe that the problems in Asia will derail our economy. They will, however, upset the earnings projections of selected U.S. companies, and those companies might be vulnerable to a market correction.

         In the equity markets, we see continued and even increased volatility, reflecting the high prices of many stocks and the resulting intolerance to negative news. Common sense dictates that following the recent extraordinary performance of the equity markets, it is now less likely that such performance will continue. This, however, does not mean that we expect a down year in the market. Rather, we expect 1998 to be closer to historic averages -- a high single to low double-digit performance for the year.

         Factors that have contributed to the current strength of the equity markets are likely to continue in 1998: a favorable economy; low interest rates; and strong cash inflows into equities. The unknown that could have the most important impact on the equity markets in 1998 is the strength of corporated earnings. Many stocks have been priced with great expectations of increasing strong earnings. Disappointments will be met with harsh reactions, which might have spillover effects on similar companies within the same industry. Another factor which could negatively impact the equity markets in 1998 is individual investor psychology during periods of market weakness or volatility.

         While we are upbeat about our holdings in general, portfolio companies that we believe could be particularly interesting over the next nine to 12 months include: Circus Circus Enterprises, Frontier Corp., Lone Star Steakhouse & Saloon, Sensormatic Electronics, SpaceLabs Medical, Inc. and US Surgical.

     IDEAS ABOUT INVESTING
--------------------------------------------------------------------------------
     A Quarterly Quest for Investing Enlightenment

         1.   Market Volatility -- A Continuing Fact of Investment Life

         As stocks have become increasingly expensive (the average market Price/Earnings multiple now exceeds 22 times earnings), investors continue to exhibit both greater anxiety as to the direction of the market and less tolerance for corporate disappointments. This state of affairs is only likely to intensify during 1998, with intra-day price movements of 1%-3% becoming commonplace.

         Volatility is not good or bad per se, but can be very disheartening if not expected. The best ways to manage volatility are to: a) invest in lower volatility stocks, the way Matrix typically invests; b) stay the course, without attempting to "outsmart" the market; and c) avoid the temptation of following markets on a day-to-day basis.

                             Matrix/LMH Value Fund

              a) Lower Volatility Stocks

              While the market is efficient over time, it can be irrational or at least emotional over the short term. The result is that stocks can be swept up in a burst of optimistic enthusiasm or pummeled by disappointment and negativity.

              Matrix likes to buy stocks that have already experienced strong negativity; our typical stock is 30%-40% below its recent highs. In doing so, one important component of volatility has been reduced significantly, if not eliminated. While our stocks can and sometimes do decline after we buy them, it is unusual for a Matrix stock to drop dramatically, simply because it already has done so before our purchase.

              Conversely, when one of our stocks rises significantly, especially if it rises quickly, it is often a signal to us to take profits. Since the stock might be subject to a change in momentum, there could be a reversal of gains. For us, the key is not to sell a stock at its absolute peak but to accomplish our return goals for that particular stock.

              This orientation has allowed us to reduce our volatility exposure in the markets, while still earning very favorable returns.

              b) Staying the Course

              In periods of volatility, it seems imperative that investors do something. Anything. It is human nature, particularly for intelligent, successful people, to act in order to control their own destinies.

              Unfortunately, this understandable motivation usually has adverse investment consequences. Simply stated, it has been consistently impossible for anyone, even the most knowledgeable professionals, to time the market successfully. Perhaps the ultimate reason for this is that rational people cannot consistently divine the course of short-term irrational behavior.

              Nevertheless, for whatever reason, market timing tends to exacerbate the effects of volatility. Consider the short-term price "corrections" of the last 12 months. As quickly as they came, they were erased in a market rebound. Investors who responded to a 10% market correction by moving out of the market were actually victimized by the very volatility they were trying to avoid.

              The  lesson?  Staying  the  course  in  investing,   like  raising
              children, can be frustrating -- even maddening at particular times -- but over the long haul is greatly rewarding.

              c) Turn Down the Volume

              The great bull market has created a media frenzy. You should know that no fewer than four national cable channels will happily bombard you with minute-by-minute market news. Financial news has taken on the intensity of war reporting from the front.

                             Matrix/LMH Value Fund

              While Matrix is certainly featured extensively in the financial media, we would be the first to admit that the media pays way too much attention to the markets. Endless information does not equate into boundless knowledge, let alone abiding wisdom.

              For many, the end result of this drumbeat of news is anxiety. Should I be doing something? Is there a development here I need to react to? The opportunities for self-doubt are endless. But please remember: you, our clients, are neither traders nor arbitrageurs: you are investors, intent on prudently building your wealth over time, while managing your risk. Very, very little of what gets reported on a constant basis will ultimately impact you.

              Our suggestion: tune in when David is on, then turn it off.

         11. Putting Equity Returns Into Context

         The past three years for the stock market have been extraordinarily good. Our equity portfolios have averaged more than twice the historic average annual increase for the stock market. There is a tendency for all investors, especially more recent equity investors, to assume that recent history is the normative condition of equity investing.

         Unfortunately, this is just not true. Certain things must be remembered: historically, equities on average increase 11% annually.* Furthermore, stocks typically increase approximately 75% of the time,* which means that one year out of four will be negative. Markets work in cycles of four to seven years, not in one-year snapshots.

         Finally, there is a mathematical principle of "regression to the mean" which many of us believe applies to investing. Simply defined, it means that over time performance will approximate the average. There will be extraordinarily good and bad periods, but over time, performance will converge to the mean, the average.

         We mention this to provide some context for equity investors. Many investors have seen their equity portfolios increase sharply over the past three years. If, hypothetically, the stock market lost 10% in 1998, these investors would most likely be distressed. However, they would still have earned extremely favorable returns over the past four years.

         Knowledgeable investors understand that the stock market is not a super-charged money market account, with a guaranteed level of return every year. They recognize that there will be fluctuations in their returns -- sometimes substantial fluctuations. However, the key is the long term, and over the long term the equity markets have been very attractive.

         The ultimate question is whether your investments are helping you to achieve your financial goals. If over time the answer is yes, then volatility, overperformance, underperformance and even losses can be understood and accepted as inevitable components of a much-larger undertaking.

     * Source: Ibbotson Associates

                             Matrix/LMH Value Fund

         111. Asian Contagion and Us

         The currency and market turmoil in Asian markets has captured headlines and raised the specter of turmoil here. But will it cause domestic turmoil? And assuming not, what is the likely impact of the Asian turmoil, or any foreign market turmoil, on domestic markets?

         First, we should understand what is happening in Asia. Many of these economies have experienced tremendous growth over the past decade. That growth has been abetted by government policies that are profoundly different from our own. In Asia, governments play an active and often controlling market role by determining exchange rates, limiting imports and encouraging, or even supporting, certain industries and financial institutions.

         The turmoil in Asia represents the impact of free market forces on controlled economies. The most affected are the investors in Asian stocks through international funds. Also impacted could be the earnings of U.S. companies that are dependent on Asian-derived revenues. The devaluation of Asian currencies means that their exports are far cheaper, and imported U.S. products become more expensive. This could negatively impact the sales and, therefore, earnings of U.S.
         companies.

         However, all this turbulence does not meaningfully threaten our economy. On the contrary, Asians view American markets as the bastion of stability. Foreign investments in U.S. Treasuries have increased significantly, helping reduce interest rates and furthering our own economic stability. What's more, the overseas uncertainty has moved the Fed from leaning toward raising banks' lending rates, toward an inclination to lower rates.

         American markets have reacted to the fear that the spillover effect will be significant. Most recently, however, that fear has abated, as more sober consideration has contextualized the impact of Asian contagion.

         Therefore, with all the news and the drama (remember our discussion above about the financial media), the fact remains that they should not have extensive impact on our markets. While we might be all connected, we're not necessarily all contagious.

                             Matrix/LMH Value Fund

                                                     Schedule of
                                                     Investments (Unaudited)                    DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                     COMMON STOCKS (95.98%)
     SECURITY                                        SHARES                                                VALUE
-----------------------------------------------------------------------------------------------------------------------------------

     APPAREL (3.30%)
        Fruit of the Loom                             11,700                                           $ 299,812
                                                                                                       ---------

     BANKS (5.31%)
        Mellon Bank Corp.                              4,800                                             291,000
        J.P. Morgan & Co.                              1,700                                             191,888
                                                                                                         -------
                                                                                                         482,888
                                                                                                         -------
     BEVERAGES (2.90%)
        Anheuser-Busch Companies, Inc.                 6,000                                             264,000
                                                                                                         -------

     COMPUTER SOFTWARE AND SERVICES (7.85%)
        BancTec, Inc.*                                13,500                                             361,969
        Electronic Data Sytems Corp.                   8,000                                             351,500
                                                                                                         -------
                                                                                                         713,469
                                                                                                         -------
     CONSUMER PRODUCTS (6.18%)
        Allergan, Inc.                                 8,000                                             268,500
        Bausch & Lomb, Inc.                            7,400                                             293,225
                                                                                                         -------
                                                                                                         561,725
                                                                                                         -------
     DRUGS (6.75%)
        Bristol-Myers Squibb Co.                       3,000                                             283,875
        Pharmacia & Upjohn, Inc.                       9,000                                             329,625
                                                                                                         -------
                                                                                                         613,500
                                                                                                         -------
     ELECTRONICS (4.12%)
        Dynatech Corp.                                 8,000                                             375,000
                                                                                                         -------

     FOOD PROCESSING (2.40%)
        Eskimo Pie Corp.                              19,000                                             218,500
                                                                                                         -------

     FURNITURE (6.55%)
        O'Sullivan Industries*                        30,500                                             305,000
        Shaw Industies, Inc.                          25,000                                             290,625
                                                                                                         -------
                                                                                                         595,625
                                                                                                         -------
     GROCERY (1.36%)
        American Stores                                6,000                                             123,375
                                                                                                         -------

                             Matrix/LMH Value Fund

                                                     COMMON STOCKS (Unaudited), Continued
     SECURITY                                        SHARES                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
     HOTEL/GAMING (2.82%)
        Circus Circus Enterprises, Inc.               12,500                                           $ 256,250
                                                                                                       ---------

     HOUSEHOLD PRODUCTS (3.68%)
        Tupperware Corp.                              12,000                                             334,500
                                                                                                         -------

     INDUSTRIAL SERVICES (3.38%)
        Olsten Corp.                                  20,500                                             307,500
                                                                                                         -------

     MEDICAL SERVICES (2.95%)
        Aetna Inc.                                     3,800                                             268,137
                                                                                                         -------

     MEDICAL SUPPLIES (7.01%)
        SpaceLabs Medical, Inc.*                      15,800                                             300,200
        US Surgical Corp.                             11,500                                             337,094
                                                                                                         -------
                                                                                                         637,294
                                                                                                         -------
     PRECISION INSTRUMENTS (6.81%)
        Eastman Kodak Co.                              4,500                                             273,656
        Sensormatic Electronics Corp.                 21,000                                             345,187
                                                                                                         -------
                                                                                                         618,843
                                                                                                         -------
     PRINTING AND PUBLISHING (3.05%)
        John H. Harland & Co.                         13,200                                             277,200
                                                                                                         -------

     RESTAURANTS (2.89%)
        Lone Star Steakhouse & Saloon                 15,000                                             262,500
                                                                                                         -------

     RETAIL - SPECIAL LINES (1.19%)
        Designs, Inc.*                                36,000                                             108,000
                                                                                                         -------

     SHOES (1.90%)
        Reebok International Ltd.*                     6,000                                             172,875
                                                                                                         -------

     TELECOMMUNICATIONS SERVICES (4.10%)
        Frontier Corp.                                15,500                                             372,969
                                                                                                         -------

     TIRE AND RUBBER (3.22%)
        Cooper Tire & Rubber Co.                      12,000                                             292,500
                                                                                                         -------

                             Matrix/LMH Value Fund

                                                     COMMON STOCKS (Unaudited), Continued
     SECURITY                                        SHARES                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
     TOBACCO (3.49%)
        Philip Morris Co., Inc.                        7,000                                           $ 317,188
                                                                                                       ---------

     TOYS AND SCHOOL SUPPLIES (2.77%)
        Toys R Us                                      8,000                                             251,500
                                                                                                         -------


                                                     TOTAL COMMON STOCKS
                                                     (Cost $8,110,913)                                 8,725,150
                                                                                                       ---------

     SHORT-TERM INVESTMENTS - Investment Companies (5.99%)
-----------------------------------------------------------------------------------------------------------------------------------

        Gradison U.S. Government
          Reserves Fund                              320,515                                             320,515
        Star Treasury Fund                           224,339                                             224,339
                                                                                                         -------

                                                     TOTAL SHORT-TERM INVESTMENTS
                                                     (Cost $544,854)                                     544,854
                                                                                                         -------

                                                     TOTAL INVESTMENTS IN SECURITIES
                                                     (Cost $8,655,767)                                 9,270,004
                                                     LIABILITIES LESS OTHER ASSETS (-1.97%)             (179,496)
                                                                                                        --------
                                                     TOTAL NET ASSETS                                 $9,090,508
                                                                                                      ==========


        *Non-income producing security.

              The accompanying notes to financial statements are an integral part of this schedule.

                             Matrix/LMH Value Fund

                                                     Statement of
                                                     Assets and Liabilities
                                                     (Unaudited)                                DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                     ASSETS
     Investments in securities, at value:
        Common stocks (cost $8,110,913)......................................................         $8,725,150
        Short-term investments (cost $544,854)...............................................            544,854
     Receivables:
        Dividends and interest...............................................................             16,082
        Fund shares sold.....................................................................             11,353
     Prepaid expenses........................................................................              1,750
                                                                                                           -----
                                                     TOTAL ASSETS                                      9,299,189
                                                                                                       ---------
                                                     LIABILITIES
     Payables:
        Advisory fee.........................................................................              1,332
        Securities purchased.................................................................            180,205
        Fund shares repurchased..............................................................              6,106
        Dividends............................................................................                130
     Accrued expenses........................................................................             20,908
                                                                                                          ------
                                                     TOTAL LIABILITIES                                   208,681
                                                                                                         -------
                                                     NET ASSETS                                       $9,090,508
                                                                                                      ==========
                                                     SOURCE OF NET ASSETS
     Capital
        Par value of 294,526 shares outstanding
           (30,000,000 shares authorized)
           at $.01 per share.................................................................            $ 2,945
        Paid-in capital .....................................................................          8,687,903
                                                                                                       ---------
        Total capital paid in on shares......................................................          8,690,848
        Undistributed net investment income..................................................              1,396
        Accumulated net realized loss on
           investment transactions...........................................................           (215,973)
        Unrealized appreciation of investments...............................................            614,237
                                                                                                         -------
                                                     NET ASSETS                                       $9,090,508
                                                                                                      ==========
                                                     NET ASSET VALUE PER SHARE
                                                     (Offering and Redemption Price)                     $ 30.86
                                                                                                         =======

              The accompanying notes to financial statements are an integral part of these statements.

                             Matrix/LMH Value Fund

                                                                                                         FOR THE
                                                     Statement of                                   6 MONTHS ENDED
                                                     Operations (Unaudited)                         DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT
                                                     INCOME
     Dividends...............................................................................           $ 64,979
     Interest................................................................................             12,486
                                                                                                          ------
                                                     TOTAL INCOME                                         77,465
                                                                                                          ------

                                                     EXPENSES
     Investment advisory fee.................................................................             19,974
     Transfer agent fee and expenses.........................................................              9,075
     Audit fees..............................................................................              8,571
     Insurance...............................................................................              5,294
     Registration and filing fees............................................................              3,277
     Custodian fee and expenses..............................................................              2,420
     Legal fees..............................................................................              1,764
     Reports to shareholders ................................................................              1,260
     Miscellaneous...........................................................................                815
                                                                                                             ---
                                                     NET EXPENSES                                         52,450
                                                                                                          ------
                                                     NET INVESTMENT INCOME                                25,015
                                                                                                          ------

                                                     REALIZED AND UNREALIZED
                                                     GAIN ON INVESTMENTS - NET
     Realized gain on investments - net......................................................          1,149,791
     Change in unrealized appreciation of investments - net..................................           (711,138)
                                                                                                        --------
                                                     GAIN ON INVESTMENTS - NET                           438,653
                                                                                                         -------
                                                     NET INCREASE IN NET ASSETS
                                                     RESULTING FROM OPERATIONS                         $ 463,668
                                                                                                       =========

              The accompanying notes to financial statements are an integral part of these statements.

                             Matrix/LMH Value Fund

                                                     Statement of Changes
                                                     in Net Assets                  FOR THE            FOR THE
                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                  DECEMBER 31,        JUNE 30,
                                                                                      1997*             1997
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income................................................            $ 25,015          $ 33,748
     Realized gain on investments - net...................................           1,149,791         1,113,737
     Change in unrealized appreciation of investments - net...............            (711,138)          472,640
                                                                                      --------           -------
                                                     NET INCREASE IN
                                                     NET ASSETS RESULTING
                                                     FROM OPERATIONS                   463,668         1,620,125
                                                                                       -------         ---------
                                                     DISTRIBUTIONS TO
                                                     SHAREHOLDERS
     Net investment income................................................             (49,805)          (97,339)
                                                                                       -------           -------
                                                     CAPITAL SHARE
                                                     TRANSACTIONS
     Shares sold .........................................................           1,407,393         1,607,377
     Shares issued in connection with reinvestment of dividends...........              49,676            94,160
     Shares redeemed......................................................          (1,316,206)       (1,336,436)
                                                                                    ----------        ----------
                                                     TOTAL                             140,863           365,101
                                                                                       -------           -------
                                                     TOTAL INCREASE
                                                     IN NET ASSETS                     554,726         1,887,887
     Net assets, beginning of period......................................           8,535,782         6,647,895
                                                                                     ---------         ---------

     Net assets, end of period (including undistributed
        net investment income of $1,396 and $26,186,
        respectively).....................................................          $9,090,508        $8,535,782
                                                                                    ==========        ==========

                                                     CHANGES IN SHARES
                                                     OUTSTANDING
     Shares sold..........................................................              45,884            61,715
     Shares issued in connection with reinvestment of dividends...........               1,619             3,556
     Shares redeemed......................................................             (43,428)          (50,683)
                                                                                       -------           -------
                                                     INCREASE                            4,075            14,588
                                                                                         =====            ======

     *Unaudited.

              The accompanying notes to financial statements are an integral part of these statements.

                             Matrix/LMH Value Fund

                          Notes to
                          Financial
                          Statements (Unaudited) DECEMBER 31, 1997
--------------------------------------------------------------------------------

                          NOTE 1 -
                          ORGANIZATION

     Matrix/LMH Value Fund (the "Fund"), formerly known as LMH Fund, Ltd., is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                         NOTE 2 -
                         SIGNIFICANT ACCOUNTING POLICIES

     The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

     (a) Security Valuation
     Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or their delegates, to reflect its fair value.

     (b) Federal Income Taxes
     The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

     (c) Portfolio Transactions
     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

     (d) Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                             Matrix/LMH Value Fund

     (e) Other
     Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                          NOTE 3 -
                          INVESTMENT ADVISORY FEE

     The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

                          NOTE 4 -
                          INVESTMENT TRANSACTIONS

     Purchases  and  proceeds  from sales of  securities  for the  period  ended
December 31, 1997 were as follows:

                                                                                 Proceeds from
                                                                               Sales (Including
                                                        Purchases                 Maturities)
-----------------------------------------------------------------------------------------------------------------------------------
                  Common Stock and Bonds               $4,039,031                  $3,872,244
                  Short-term Obligations                3,767,064                   3,874,798

     At December 31, 1997, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes.
     Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $1,035,111 and the aggregate gross unrealized depreciation was $420,874, or a net unrealized appreciation of $614,237. At June 30, 1997, the Fund had a capital loss carryforward of $1,365,764, of which $259,402 expires in fiscal 1999 and $1,106,362 expires in fiscal 2000. To the extent future capital gains are offset by these capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

                             Matrix/LMH Value Fund

                                                     Financial Highlights
                                                     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                             SIX MONTHS
                                                ENDED
                                            DECEMBER 31,                   YEARS ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                1997*       1997       1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------------------------

     Net asset value, beginning of period      $29.39      $24.10      $20.98     $17.78      $18.45      $17.08
     Income from investment operations:
        Net investment income............        0.08        0.10        0.47       0.46        0.34        0.30
        Net realized and unrealized gain
          (loss) on investments..........        1.56        5.52        3.12       3.13       (0.78)       1.44
                                                 ----        ----        ----       ----       -----        ----
     Total from investment operations....        1.64        5.62        3.59       3.59       (0.44)       1.74
                                                 ----        ----        ----       ----       -----        ----
     Less distributions:
        Dividends from net investment
          income.........................       (0.17)      (0.33)      (0.47)     (0.39)      (0.23)      (0.37)
                                                -----       -----       -----      -----       -----       -----
     Total distributions.................       (0.17)      (0.33)      (0.47)     (0.39)      (0.23)      (0.37)
                                                -----       -----       -----      -----       -----       -----
     Net asset value, end of period......      $30.86      $29.39      $24.10     $20.98      $17.78      $18.45
                                               ======      ======      ======     ======      ======      ======

     Total return .......................       11.38%+     23.47%      17.16%     20.47%      (2.44%)     10.30%

     Ratios/supplemental data:
     Net assets, end of period (millions)       $ 9.1       $ 8.5       $ 6.6       $ 6.0      $ 5.7       $ 6.9
     Ratio of operating expenses to
       average net assets:
           Before expense reimbursement..        1.35%+      1.92%       1.84%      2.35%       2.51%       2.55%
           After expense reimbursement...        1.35%+      1.42%       1.84%      2.35%       2.50%       2.50%
     Ratio of net investment income (loss)
       to average net assets:
           Before expense reimbursement .        0.65%+     (0.06)%      2.01%      2.27%       1.79%       1.52%
           After expense reimbursement ..        0.65%+      0.44%       2.01%      2.27%       1.80%       1.58%
     Portfolio turnover rate ............           48%        129%         57%        34%         46%        53%
     Average commission rate paid per share     $.0602      $.0576          -           -           -          -

     *Unaudited.
     +Annualized.

              The accompanying notes to financial statements are an integral part of these statements.

                               Board of Directors
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                               Investment Advisor
                           Matrix Asset Advisors, Inc.
                          444 Madison Avenue, 3rd Floor
                               New York, NY 10022
                                 (800) 366-6223

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                150 Motor Parkway
                               Hauppauge, NY 11788
                                 (800) 385-7003

                                  Administrator
                  Investment Company Administration Corporation

                             Independent Accountants
                              Price Waterhouse LLP

                                  Legal Counsel
                      Shereff, Friedman, Hoffman & Goodman

      This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.